GREAT-WEST FUNDS, INC.

Great-West Invesco Small Cap Value Fund

Institutional Class Ticker: MXMYX

Investor Class (formerly Initial Class) Ticker: MXSVX

(the “Fund”)

Supplement dated February 22, 2018 to the Prospectus and Summary Prospectus for the

Fund, each dated May 1, 2017, as supplemented, and the Statement of Additional Information for Great-West Funds, Inc., dated January 4, 2018

Effective March 1, 2018 (the “Effective Date”), Kenneth Masse will no longer be a portfolio manager to the Fund. All references to Kenneth Masse in the Prospectus, Summary Prospectus and Statement of Additional Information are hereby removed as of the Effective Date.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectus, each dated May 1, 2017, as supplemented, and the Statement of Additional Information for Great-West Funds, Inc., dated January 4, 2018.

Please keep this Supplement for future reference.